SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 13, 2002
                Date of report (Date of earliest event reported)

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)


     NEW YORK                       1-1105                     13-4924710
 (State or Other               (Commission File               (IRS Employer
   Jurisdiction                     Number)                Identification No.)
of Incorporation)



            295 NORTH MAPLE AVENUE, BASKING RIDGE, NEW JERSEY 07920 (Address of Principal Executive Offices, including Zip Code)

                                 (908) 221-2000
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  Sales of Equity Securities Pursuant to Regulation S.

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, C. Michael Armstrong, the principal executive officer of AT&T Corp., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of AT&T Corp., except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o AT&T Corp.'s Annual Report on Form 10-K for the year ended December 31, 2001 and filed with the Commission on April 1, 2002 (as amended on May 3, 2002 and May 13, 2002);

o all reports of Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AT&T Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o        any amendments to any of the foregoing.

--------------------------------------------------------------------------------
                                             Subscribed and sworn to before me
                                             this 13th day of August 2002.
/s/ C. Michael Armstrong
------------------------------
    C. Michael Armstrong                     /s/ Patricia C. Wren
    August 13, 2002                          -----------------------------------
                                                 Notary Public

                                                 My Commission Expires:
                                                        1/3/2005

--------------------------------------------------------------------------------

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Thomas W. Horton, the principal financial officer of AT&T Corp., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of AT&T Corp., except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o AT&T Corp.'s Annual Report on Form 10-K for the year ended December 31, 2001 and filed with the Commission on April 1, 2002 (as amended on May 3, 2002 and May 13, 2002);

o all reports of Form 10-Q, all reports on Form 8-K and all definitive proxy materials of AT&T Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o        any amendments to any of the foregoing.

--------------------------------------------------------------------------------
                                             Subscribed and sworn to before me
                                             this 13th day of August 2002.
/s/ Thomas W. Horton
------------------------------
    Thomas W. Horton                         /s/ Patricia C. Wren
    August 13, 2002                          -----------------------------------
                                                 Notary Public

                                                 My Commission Expires:
                                                        1/3/2005

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002


                                AT&T CORP.


                                By:  /s/     Marilyn J. Wasser
                                     -------------------------------------
                                     Name:   Marilyn J. Wasser
                                     Title:  Vice President and Secretary